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viggle™

Entertainment Marketing and Rewards

Safe Harbor Statement

In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words "believe," "expect," "will," "anticipate," "intend," "estimate," "project," "plan," "assume" or other similar expressions, although not all forward-looking statements, contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management's current plans and objectives are forward-looking statements. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and limited revenues to date; we may not be able to achieve or maintain profitability; the likelihood of our success must be considered in light of the problems, expenses difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment; the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management's attention, and harm our business; and changes in federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses.

Company Overview

Entertainment marketing platform using rewards to drive discovery and engagement


viggle

General Corporate Information	
Exchange / Symbol	NASDAQ:VGGL
Share Price	$0.77[1]
LTM Revenue	$25.6 million
Enterprise Value:	$56.7million[1]
Headquarters:	New York, NY

- Viggle helps guide consumers towards various forms of media consumption in several ways
  - Television enhancement
  - Distributed reminders
  - Publishing & social distribution
  - Music discovery & purchase
- In an increasingly fragmented landscape, Viggle helps connect various parties in a meaningful way
  - Media Companies - promote content through web, mobile and social channels to generate audiences
  - Brands - reach verified audiences
  - Consumers - earn points and/or brand rewards through the consumption of and engagement with entertainment

(1) As of October 2, 2015

Company Overview
(continued)

Wetpaint

Wetpaint is one of the fastest growing entertainment news destination for millennial women. Covering the latest in television, music, and pop culture, Wetpaint reaches over 12MM entertainment enthusiasts on a monthly basis.
Armed with a proprietary Social Distribution System, our editorial team publishes and socially optimizes more than 70 pieces of content daily. With over 10 million Facebook followers of Wetpaint pages, Wetpaint shows up within the communities' feeds and drives traffic to our site with an average CTR of over 8-10% on social posts.


wetpaint
Pretty Little Liars Season 6, Episode 5 Re
Hold Me Closer, Creepy Dancer

Google Analytics: July 2015 CTR = click-through rate

Company Overview
(continued)

DraftDay Gaming **Group**

- Viggle and Sportech have teamed up to enter the daily fantasy sports market
  - 3rd Largest Daily Fantasy Sports site
  - Over $30mm of prize winnings paid out to date
  - Focused on the B2B market allowing consumer brands entry with turnkey solutions
  - Viggle owns 44% of DDGG (fully-diluted)


DRAFTDAY
FANWARS
PUT YOUR WAR FACE ON.
JOIN NOW
The world's most versatile fantasy sports website
DRAFTDAY RAPID FIRE
App Store
FIRE
David Freese
Avisail Garcia
Alcides Escobar
Micah Johnson
Desmond Jennings
SUBMIT PICKS

Management Team

Robert F.X. Sillerman
Chairman & CEO



Billboard
ROBERT F.X. SILLERMAN HAS A $1 BILLION PLAN TO CONQUER THE WORLD OF DANCE MUSIC

Company	Transaction	Details
sfx	IPO $260M Oct 2013	• Serves as Chairman and CEO of SFX Entertainment Inc. (NASDAQ:SFXE) • Producer of live entertainment events and electronic music culture festivals
CKX	Sale $509M May 2011	• Sold to Apollo Global Management • Interests included Elvis Presley Enterprises, Muhammad Ali and 19 Entertainment, the owner of American Idol • Now known as CORE Media Group, an entertainment brand and licensing company
SFX Entertainment	Sale $4.4B August 2000	• Co-Founder • 7th largest owner of radio stations in the United States, with 120 different radio stations. • Sold to the private equity firm, HM Capital Partners
SFX Broadcasting	Sale $2.1B 1998	• Founder • Operator of live entertainment events (concerts and sporting events) • Sold to Clear Channel, operations later spun-off as Live Nation Entertainment (NYSE:LYV)

Management Team
Continued



Kyle Brink
Viggle General Manager and Head of Product Development

- Kyle has been making games and consumer software for over 20 years on mobile devices, consoles, and the web, specifically Tetris, Star Trek, the Sims, Family Feud, and Deal or No Deal.



Rachel Quigley
Editor in Chief, Wetpaint

- Former News Director and Managing Editor at Bauer Media , where she managed and top edited InTouch Weekly, Life&Style, and Closer magazines, audience of 22mm UV's per month.
- Previously worked for The Daily Mail in both London and New York.



John Small
CFO

- Former Portfolio Manager at several asset management firms, covering the Telecom, Media & Technology (TMT), including GLG Partners, Ulysses Management and Odyssey Partners
- Previously worked in the Equity Research departments of both Dillon Read and Morgan Stanley

The Problem

This landscape has become increasingly more crowded

Consumers
want to discover and engage with content

Media Companies
need to generate meaningful audiences

Marketers
want to reach verified audiences


TV
Music
Web
Live Events

Our Solution

One platform to connect media companies, marketers and consumers

Consumers

earn points for consumption and engagement

Media Companies

can promote content and verify audiences

Marketers

target media across the platform using 1st party data



TV
Music
viggle
Web
Live Events

Viggle TV

Discover new and engage with TV programming

ACR technology can identify programming on 175 channels 24/7

3X BONUS

Earn points during any live program or that aired in the last 7 days; promoted programming earns bonus points

V LIVE

MB GAME

Play along with companion games such as trivia and fantasy sports for additional points


TV
viggle
Listening to your
The Voice
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Viggle Music

Discover songs and redeem for free music

ACR technology can identify 9mm tracks

+25 Match against promoted music and earn bonus points

Download at the viggle store — Purchase music or redeem for free tracks in the Viggle Store



Music
viggle
Tighten Up
This is an album by The Black Keys. The name of this album is Brothers.
+5

Viggle Web Video

Earn points while watching online video

Log into Viggle-enabled websites with your Facebook account

+25 Watch video and earn points for each engagement


viggle
Tighten Up
This is an album by The Black Keys. The name of this album is Brothers.
WATCH AND EARN
Get to Know...
The Hot Jocks from The Bachelorette
+20
Web
+20 Viggle Points Bachelorette 2014 Spoilers: Meet Andi Dorfman's Hot Jocks! (VIDEO)

Viggle Events

COMING SOON!

Earn rewards while out of the home

iBeacon

Geo-fencing, bluetooth beacons and other location services verify presence

Push notifications unlock location-specific experiences


viggle
Tighten Up
This is an album by The Black Keys. The name of this album is Brothers.
viggle
WATCH AND EARN
Get to Know
The Hot Jocks from The Bachelorette
+20
Live Events

(1) Not operational at this time. Expected operational by the end of Calendar 2015.

Viggle Platform Technology Solutions

Our marketing platform consists of 3 key products and connects behavior across devices and services

mobile app
serves as companion for entertainment experiences

- Mobile app for iOS, Android and Windows
- Uses audio recognition to identify TV and music programming

---

rewards network
of mobile apps and online video publishers

- 3rd party publishers can reward their users with Viggle points to drive specific behaviors, such as watching online video.

---

online store
to reward consumers for entertainment behavior

- Viggle points are redeemed at our ecommerce store
- Thousands of TV, movie, music and book titles are available form the major networks, studios, labels and publishers
- Partners can leverage our catalog for incentive based marketing and promotional campaigns

Market Opportunity

Viggle is the beneficiary of several important trends

Fragmentation of the media industry

- More quality choices than ever - disruptive pattern
- Models of media consumption are changing
- 63% of time spent consuming media is not with television[1]

Growth in mobile advertising

- TV expected to be 38% of larger advertising market[2]
  - $75 billion in 2017[2]
  - Growing but flat market share
- Mobile advertising is Taking Off and Video is the fastest growing segment
  - From $7 billion in 2013[3]
  - To Over $40 billion by 2018[3]

US Mobile Advertising Revenue, 2013-2018


FORECAST: Mobile Advertising Revenue (US)
Display And Other
Search
Social
Video
BI INTELLIGENCE
$0.3
$2.8
$3.7
$0.4
$0.5
$4.7
$5.5
$1.1
$1.0
$5.9
$7.9
$3.1
$1.7
$7.0
$10.7
$5.5
$2.8
$8.1
$14.0
$8.0
$4.4
$9.2
$17.7
$10.5
2013
2014E
2015E
2016E
2017E
2018E
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Billions
Source: BI Intelligence Estimates, IAB

(1) eMarketer, Digital Set to Surpass TV in Time Spent with US Media, August 1, 2013
(2) eMarketer, US Total Media Ad Spend Inches Up, Pushed by Digital, August 22, 2013
(3) BI Intelligence, Mobile Video Advertising Is Taking Off, Pushed by Business Insider, December 9, 2014

Differentiation: Data & Insights

Gain insight around the media consumption habits of your customers

- Viggle collects demo information at registration across our platform
- Combining our 1st party registration data, engagement activity, and commerce purchases creates a consumer media fingerprint


Demographic
Age
Gender
Zip code
TV Provider
Entertainment Behavior
TV viewership
Music listening
Ad engagements
Social media
viggle
Entertainment Fingerprint
Commerce Insights
Rewards redemption
Location beacons
Coupon redemption

viggle

Differentiation: Engagement

SIGHT, SOUND, & MOTION

We deliver targeted mobile video to verified registered users while they are consuming entertainment

94%
CPCV Video Completion Rate

53%
Engagement rate on CPCV

CPCV = Cost per Competed View   CPM = Cost per Thousand Impressions
Completion Rate = % of Videos that are watched until the end out of the total videos started
Engagement Rate = % of Ads that are engaged or "clicked" out of the total Ads served

Blue Chip Advertising and Strategic Relationships

The Viggle Entertainment Marketing & Rewards platform is attracting some of the top media companies and brand relationships in the industry

Networks[1]	Advertisers & Rewards[1]		Strategic
▪ NBC Universal	▪ Lexus	▪ Hulu	▪ HGTV
▪ FOX	▪ McDonalds	▪ Starbucks	▪ Gracenote
▪ CBS	▪ Pepsi	▪ Capital One	▪ Scripps Network Interactive
▪ Discovery	▪ Best Buy	▪ Amazon	▪ Tribune Media Services
▪ Scripps Networks	▪ Comcast	▪ Sephora	
▪ Univision	▪ Target	▪ JetBlue	
▪ Turner	▪ Hyundai	▪ P&G	
▪ A&E			

- Driven increased viewership and engagement around programming
- Nielsen study found that ads were more effective among users who were exposed to the ad on TV and on Viggle as opposed to just on TV
- Multi-year relationships to support revenue, marketing and platform objectives

(1) This list reflects a sub-set of relationships and is not exhaustive

Wetpaint by the Numbers

Reach
12MM Wetpaint Unique Users

Gender Breakdown
25% Male 75% Female

On Social
10MM followers

Device traffic
86 % Mobile 14% desktop

Traffic from Social
88% of our traffic comes from social

Data Driven
We know how and when to engage with our community

Google Analytics: Reach July 2015
comScore Gender Breakdown/Device Traffic July 2015

Wetpaint: Competitive Landscape

W18-34 are the fastest growing demographic on Wetpaint and we have a higher concentration of W18-34 than the competition



160
99
117
94
90
wetpaint
POPSUGAR

Source: Comscore Plan Metrix, July 2015. Composition Index

Composition Index Definition: http://www.brandeo.com/composition%20index

Intellectual Property

Viggle has filed for patents to protect its innovative model

"System and Method for Tracking and Rewarding Media and Entertainment Usage Including Substantially Real Time Rewards"
- U.S. Patent Serial No. 8,732,739
- USPTO issued the utility patent on May 20, 2014
- Claims include identifying entertainment and assigning loyalty points to the consumer associated with the entertainment

"Dynamic Playbook: Experimentation Platform for Social Networks"
- U.S. Patent No. 8,706,673 and No. 8,612,375
- USPTO granted patent in December 2013
- Claims around providing contextual content recommendations for communication channels, such as email, text messages, web pages, and social media pages

"Personalization Based Upon Social Value in Online Media"
- U.S. Patent No. 8,762,472
- Claims around online personalization of content provided to a user on a social network platform
- Notice of allowance received for a continuation patent application

"Portfolio Optimization for Media Merchandising"
- U.S. Patent No. 8,812,608
- Claims around methods for publishing content to a distribution channel based on actions associated with previously published content.
- Notice of allowance received for continuation patent application

We have 11 issued patents and more than 10 additional other applications pending with the US and Foreign patent offices

DraftDay Gaming Group: Daily Fantasy Sports

- Fanduel & Draft Kings raised a combined $111M in 2014
- Draft Kings raised $250M ($900m valuation) in April '15
- FanDuel raised $275M ($1B valuation) in July '15
- Only <5% of total Fantasy Players active in DFS…so far

DFS Active Player Spending:

- 50% Spend $500+ per year *
- 70% spend $300+ per year *
- Online Poker Player: $765+ per year **
- Sports Gambler: $80B - $360B per year ***

Fantasy sports in 2014


DFS = $91M
2M
41.5 Million
tal Fantasy Playe

Source: Company reports, Eilers Research, LLC

As DFS awareness spreads to the season-long fantasy player & sports enthusiast, DFS revenues will climb.

*Source: Source: Company reports, Eilers Research, LLC
**Source: Academicon, October 16, 2013
***Source: Washington Post, Feb 27, 2015: Sports gambling in U.S.: Too prevalent to remain Illegal?

DraftDay Gaming Group: Business Plan

COMBINE:

DraftDay	+	Sportech
A significant Daily Fantasy liquidity network		One of world's most successful regulated, licensed B2B technology operators

Build B2B platform to rapidly expand prize pools and capture market share

We are creating a new paradigm in fantasy sports by building a liquidity network for the sports-wager operator to offer their existing players the opportunity to participate in top-tier DFS contests.

We are providing an entry into the largest growing sports marketplace, allowing partners to participate & compete with the other sites WHILE:

- Retaining registered users to themselves
- Avoid cost of building/powering their own technology platform
- Minimizing overlay exposure.

DraftDay Gaming Group: B2B Solution

What we offer:

- Liquidity foundation
- Turn-key white-label capabilities & customizations
- Customer support
- Coverage of all major pro/college sports
- User funding through Visa, MC, Amex, PayPal and other models being developed
- Mobile product

PARTNERS Receive:

- Limited capital & overlay exposure
- Ownership over customers
- Robust Analytics reporting & Management tools
- Operator with over 90 years of experience in regulated gaming environments
- Genuine accountability

viggle™